UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

Next Bridge Hydrocarbons, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction
of incorporation)

333-266143	87-2538731
(Commission File Number)	(IRS Employer Identification No.)

6300 Ridglea Place, Suite 950 Fort Worth, Texas	76116
(Address of principal executive offices)	(Zip Code)

(817) 438-1937
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On August 7, 2023, Gregory McCabe and Meta Materials, Inc. (“Meta”) entered into a Loan Sale Agreement whereby Mr. McCabe purchased from Meta (i) the 8% Secured Promissory Note dated September 30, 2021, originally issued by Next Bridge Hydrocarbons, Inc. (the “Company”) in favor of Meta (as amended from time to time, the “2021 Note”), and (ii) certain Loans (the “Loans”) made to the Company by Meta under the Loan Agreement dated as of September 2, 2022 between Meta and the Company (as amended from time to time, the “Loan Agreement”, and together with the 2021 Note, the “Loan Documents”). The Company consented to the sale of the 2021 Note and the Loans under the Loan Agreement to Mr. McCabe (the “Loan Purchase”). Additionally, as part of the Loan Purchase, Meta assigned to Mr. McCabe the Deed of Trust representing a security interest on the 25% Orogrande working interest held by Wolfbone Investments, LLC, a subsidiary of the Company, which is security for the 2021 Note.

The Company’s obligations and responsibilities under the Loan Documents remain unchanged.

Mr. McCabe is the Company’s largest shareholder and the Chairman of the Company’s Board of Directors. Mr. McCabe also holds a 5% unsecured Promissory Note for a principal amount of up to $20,000,000 issued by the Company.

The Company issued a press release announcing the Loan Purchase on August 9, 2023. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any filing with the SEC made by the Company.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit
Number	Description

99.1	Press release dated August 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT BRIDGE HYDROCARBONS, INC.

Date: August 9, 2023	By:	/s/ Clifton DuBose, Jr.
		Name:	Clifton DuBose, Jr.
		Title:	Chairman and Chief Executive Officer